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                                                                    Exhibit 10.1

(AHCCCS LOGO)

           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE
                          SECTION A. CONTRACT AMENDMENT

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
1. AMENDMENT NO.:   2. CONTRACT NO.:   3. EFFECTIVE DATE OF AMENDMENT:   4. PROGRAM:
       11             YH04-0001-03            SEPTEMBER 1, 2005              DHCM

5. CONTRACTOR/PROVIDER NAME AND ADDRESS:

                              HEALTH CHOICE ARIZONA
                           1600 W. BROADWAY, SUITE 260
                            TEMPE, ARIZONA 85282-1136

6. PURPOSE;

     To add language to clarify Credit Balance Review Project requirements first presented in Amendment #7.

7. The above referenced contract is hereby amended as follows:

     A. Add the following language to the Credit Balance Review Project language presented in Amendment #7:

          "D. If the health plan/program contractor receives credit balance recovery funds from AHCCCS and at a later date recoups funds from the provider for the same service, the health plan/program contractor must repay the provider the lesser of the amount recouped or the credit balance recovery within 20 business days of being provided the documentation of the double recoupment by AHCCCS. A provider may request a refund of a double recoupment resulting from the credit balance recovery project for a period of 1 year after the second recoupment/payment."

     B. The Credit Balance Review Project term will run concurrent with the remainder of this contract, not to exceed March 4, 2008.

NOTE: Please sign and date both and return one original to:
                              Gary L Callahan, Contract Management Supervisor AHCCCS Contracts and Purchasing
                              701 E, Jefferson, MD 5700
                              Phoenix, AZ 85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

     IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT.

9. NAME OF CONTRACTOR:                  10. ARIZONA HEALTH CARE COST CONTAINMENT
   HEALTH CHOICE ARIZONA                    SYSTEM

SIGNATURE OF AUTHORISED INDIVIDUAL:     SINGNATURE:


/s/ CAROLYN ROSE                        /s/ MICHAEL VEIT
-------------------------------------   ----------------------------------------
TYPED NAME: CAROLYN ROSE                TYPED NAME: MICHAEL VEIT
TITLE: CHIEF EXECUTIVE OFFICER          TITLE: CONTRACTS AND PURCHASING
                                               ADMINISTRATOR

DATE: 9/6/2005                          DATE: AUG 24 2005